UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 4, 2013

LianDi Clean Technology Inc.

 (Exact name of registrant as specified in charter)

Nevada	000-52235	75-2834498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4th Floor Tower B. Wanliuxingui Building,

No. 28 Wanquanzhuang Road, Haidian District, Beijing, 100089  China

 (Address of principal executive offices and zip code)

(86) 010-5872-0171

 (Registrant’s telephone number including area code)

 N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 4, 2013, LianDi Clean Technology Inc. (“LianDi”), a Nevada corporation, issued a press release advising that on December 3, 2013 it had filed a notice of termination of registration on Form 15 with the U.S. Securities and Exchange Commission to deregister its Common Stock from the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act"). At the time of filing the Form 15, LianDi had approximately 118 shareholders of record.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

  (d)           Exhibits:

No.	Description
99.1	Press Release dated December 4, 2013

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIANDI CLEAN TECHNOLOGY INC.
Dated: December 5, 2013	By:	/s/ Jianzhong Zuo
Name: Jianzhong Zuo
Title: Chief Executive Officer and President

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EXHIBIT INDEX

No.	Description
99.1	Press Release dated December 4, 2013

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